Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    October 31, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	11/30/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    October 1, 2017 to October 31, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$4,312,972.34	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	866,756.59		20,025,879.49
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$866,756.59		$20,025,879.49

3.	Cash Disbursements
	Operations	784,283.61		23,415,702.58
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	37,241.86		1,999,343.04
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$821,525.47		$25,705,430.40

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	45,231.12		(5,679,550.91)

5.	Ending Cash Balance (to Form 2-C)	$4,358,203.46	(2)	$4,358,203.46	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	3,993,846.28

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	174,070.93

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$4,358,203.46	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    October 1, 2017 to October 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
10/5/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	$25.02
10/5/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	1,148.85
10/5/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	6,323.24
10/5/2017	BreitBurn Operating LP	Revenue - non-operated properties	9.98
10/5/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	882.83
10/5/2017	Continental Resources, Inc.	Revenue - non-operated properties	2,060.05
10/5/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	52.89
10/5/2017	Exxon Mobile Corporation	Revenue - non-operated properties	118.04
10/5/2017	Exxon Mobile Corporation	Revenue - non-operated properties	430.82
10/5/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	4,680.55
10/5/2017	Hilcorp Energy Company	Revenue - operated properties	1,189.09
10/5/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	34.33
10/5/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,048.59
10/5/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	132.65
10/5/2017	Sheridan Production Co., LLC	Revenue - non-operated properties	109.18
10/5/2017	SM Energy	Revenue - non-operated properties	164.98
10/5/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	3,116.16
10/5/2017	Warren Resources, Inc.	Revenue - non-operated properties	656.57
10/5/2017	Zavanna, LLC	Revenue - non-operated properties	1,281.05
10/19/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	11.13
10/19/2017	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	439.11
10/19/2017	HHE - AS - 2005	Joint interest billing reimbursement	5.15
10/19/2017	Jackal Oil Company	Joint interest billing reimbursement	2.58
10/19/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	86.50
10/19/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	8.38
10/19/2017	Thunder Oil and Gas	Joint interest billing reimbursement	1.93
10/19/2017	Black Bear Oil Corp.	Revenue - non-operated properties	2.16
10/19/2017	Oasis Petroleum North America	Revenue - non-operated properties	700.93
10/19/2017	Oasis Petroleum North America	Revenue - non-operated properties	1,059.67
10/19/2017	Oasis Petroleum North America	Revenue - non-operated properties	3,631.63
10/19/2017	PRE Resources Rockies, L.P.	Revenue - non-operated properties	695.03
10/19/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	560.83
10/19/2017	ARTHUR J. GALLAGHER & CO.	Insurance Premium Adjustment	3,728.00
10/19/2017	Continental Resources, Inc.	Refund of Cash Call - Bailey wells	9,402.04
10/20/2017	XTO Energy	Revenue - non-operated properties	10,424.26
10/25/2017	Warren Resources, Inc.	Joint interest billing reimbursement	61,819.54
10/25/2017	ConocoPhillips Company	Revenue - non-operated properties	25,911.42
10/25/2017	XTO Energy	Revenue - non-operated properties	903.07
10/26/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	9.90
10/26/2017	Mike Bonds	Joint interest billing reimbursement	8.49
10/26/2017	Cimarex Energy Co.	Revenue - non-operated properties	149.68
10/26/2017	Crestone Peak Resources	Revenue - non-operated properties	16.48
10/26/2017	Crestone Peak Resources	Revenue - non-operated properties	37.43
10/26/2017	EOG Resources, Inc.	Revenue - non-operated properties	66.39
10/26/2017	Genesis Crude Oil, L.P.	Revenue - non-operated properties	5.28
10/26/2017	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	224.28
10/26/2017	Moncrief Royalty Account	Revenue - non-operated properties	26.83

10/26/2017	XTO Energy	Revenue - non-operated properties	980.97
10/31/2017	Summit Energy LLC	Revenue - operated properties	722,280.61
10/31/2017	Amazon	Misc Refund from returned item	69.13

		Total Cash Receipts	$866,733.70	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    October 1, 2017 to October 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

10/31/2017	ANB Bank	October 2017 interest	22.89

		Total Cash Receipts - Operations	$22.89	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    October 1, 2017 to October 31, 2017

CASH DISBURSEMENTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
10/6/2017	47412	361 Services Inc	General and administrative expenses	$12,093.25
10/6/2017	47413	All American Records	General and administrative expenses	183.73
10/6/2017	47414	Alsco	Field operating expenses	294.49
10/6/2017	47415	Cantorco, Inc.	General and administrative expenses	2,056.00
10/6/2017	47416	Culligan, Inc.	General and administrative expenses	32.33
10/6/2017	47418	Dubois Telephone Exchange	Field operating expenses	240.16
10/6/2017	47419	EON Office	General and administrative expenses	353.84
10/6/2017	47420	Faegre Baker Daniels LLP	Legal - Creditor counsel	168.00
10/6/2017	47421	GTT Communications, Inc	General and administrative expenses	734.18
10/6/2017	47422	Hein & Associates	General and administrative expenses	12,750.00
10/6/2017	47423	High Country Search Group	General and administrative expenses	3,024.00
10/6/2017	47424	Homax Oil Sales Inc.	Field operating expenses	925.80
10/6/2017	47425	Insurance Risk Partners, LLC	General and administrative expenses	15,494.25
10/6/2017	47426	James T. Albi	Employee expense reimbursement	245.31
10/6/2017	47427	Kathryn Hamberger	Employee expense reimbursement	51.70
10/6/2017	47428	Konica Minolta	General and administrative expenses	616.31
10/6/2017	47429	Manager of Finance	General and administrative expenses	12.00
10/6/2017	47430	Merrill Communications LLC	General and administrative expenses	1,700.00
10/6/2017	47431	Patrick R. Sheehan	Field operating expenses	1,400.00
10/6/2017	47432	Rawlins Automotive, Inc.	Field operating expenses	852.09
10/6/2017	47433	Roberto Lopez-Zaragoza	Employee expense reimbursement	23.30
10/6/2017	47434	Rocky Mountain Power	Field operating expenses	111,818.79
10/6/2017	47435	Sky Blue Enterprises, Inc.	Field operating expenses	1,326.33
10/6/2017	47436	Skyline Motors Inc.	Field operating expenses	1,401.51
10/6/2017	47437	Source Equipment	Field operating expenses	5,128.61
10/6/2017	47438	True Value of Rawlins	Field operating expenses	46.58
10/6/2017	47439	Union Telephone Company	Field operating expenses	1,027.61
10/6/2017	47440	United Supply of the Rockies	Field operating expenses	99.07
10/6/2017	47441	Verizon Wireless	Field operating expenses	75.50
10/6/2017	47442	Warren Energy Services	Joint interest billing payment	69,535.72
10/6/2017	47443	Winchester Well Service, Inc.	Field operating expenses	32,407.48
10/6/2017	47444	Zedi	Field operating expenses	4,139.80
10/6/2017	47445	Natrona County Treasurer	Field operating expenses	63.54
10/12/2017	47446	C&G Roustabout Services, LLC	Field operating expenses	782.00
10/12/2017	47447	Cantorco, Inc.	General and administrative expenses	1,028.00
10/12/2017	47448	Cassidy Mikesell, D.B.A	Field operating expenses	3,090.50
10/12/2017	47449	Computershare Trust Co, Inc.	General and administrative expenses	543.72
10/12/2017	47450	Jacam Chemicals 2013, LLC	Field operating expenses	1,001.75
10/12/2017	47451	Kutner Brinen Garber, P.C.	Legal fees - Committee counsel	2,864.11
10/12/2017	47452	Onsager | Fletcher |	Legal fees - Debtor	4,717.50
10/12/2017	47453	Powder River Energy Group	Field operating expenses	407.68
10/12/2017	47454	REDDOG Systems Inc.	General and administrative expenses	2,666.00
10/12/2017	47455	Transzap, Inc.	Field operating expenses	139.60
10/12/2017	47456	Winchester Well Service, Inc.	Field operating expenses	10,883.11

10/12/2017	47457	ZOCO Unlimited, Inc.	Field operating expenses	750.00
10/20/2017	47458	361 Services Inc	General and administrative expenses	4,898.00
10/20/2017	47459	Alsco	Field operating expenses	298.81
10/20/2017	47460	CSI Compressco Sub Inc.	Field operating expenses	12,134.90
10/20/2017	47461	Cantorco, Inc.	General and administrative expenses	514.00
10/20/2017	47462	Carbon Cty Weed & Pest	Field operating expenses	704.27
10/20/2017	47463	Complete Energy Services, Inc.	Field operating expenses	5,410.76
10/20/2017	47464	DNOW L.P.	Field operating expenses	22,279.70
10/20/2017	47465	Davis Construction	Field operating expenses	1,501.50
10/20/2017	47466	Davis Family Inc.	Field operating expenses	518.83
10/20/2017	47467	EON Office	General and administrative expenses	38.92
10/20/2017	47468	Homax Oil Sales Inc.	Field operating expenses	1,905.40
10/20/2017	47469	IBS of Northwestern Colorado	Field operating expenses	313.55
10/20/2017	47470	KLX Energy Services LLC	Field operating expenses	5,521.80
10/20/2017	47471	Office of State Lands & Invest	Payment of royalties/overrides	5,243.65
10/20/2017	47472	Oil & Gas Conservation Comm.	Conservation taxes	363.94
10/20/2017	47473	PMI, Inc.	Field operating expenses	55.50
10/20/2017	47474	Rebecca Deck HR Consulting	General and administrative expenses	440.00
10/20/2017	47475	Skyline Motors Inc.	Field operating expenses	518.05
10/20/2017	47476	Support.com, Inc.	General and administrative expenses	2,111.00
10/20/2017	47477	U. S. Trustee	U.S. Trustee quarterly disbusement fee	9,750.00
10/20/2017	47478	United Supply of the Rockies	Field operating expenses	80.27
10/27/2017	47479	361 Services Inc	General and administrative expenses	2,221.25
10/27/2017	47480	Alsco	Field operating expenses	571.82
10/27/2017	47481	Anadarko E&P Onshore LLC	Joint interest billing payment	3,874.18
10/27/2017	47482	Bracewell LLP	Legal fees - Creditor counsel	6,992.25
10/27/2017	47483	BreitBurn Operating LP	Joint interest billing payment	4,043.62
10/27/2017	47484	Burlington Resources	Joint interest billing payment	34,816.52
10/27/2017	47485	Chaco Energy Co.	Joint interest billing payment	13.63
10/27/2017	47487	DJ'S Glass	Field operating expenses	349.16
10/27/2017	47488	DNOW L.P.	Field operating expenses	8,144.59
10/27/2017	47489	EON Office	General and administrative expenses	137.69
10/27/2017	47490	Emtech Inc.	Field operating expenses	1,411.57
10/27/2017	47491	GMT Exploration Comp. LLC	Joint interest billing payment	2,479.94
10/27/2017	47492	High Country Search Group	General and administrative expenses	756.00
10/27/2017	47493	Homax Oil Sales Inc.	Field operating expenses	1,401.71
10/27/2017	47494	Insurance Risk Partners, LLC	General and administrative expenses	5,812.75
10/27/2017	47495	KLX Energy Services LLC	Field operating expenses	3,826.60
10/27/2017	47496	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	30.99
10/27/2017	47497	Linn Energy LLC	Joint interest billing payment	120.79
10/27/2017	47498	Moncrief Royalty Account	Joint interest billing payment	958.91
10/27/2017	47499	Montex Drilling Company	Joint interest billing payment	782.35
10/27/2017	47500	Norco, Inc	Field operating expenses	159.22
10/27/2017	47501	Oasis Petroleum North America	Joint interest billing payment	111.81
10/27/2017	47502	QEP Energy Company	Joint interest billing payment	11.94
10/27/2017	47503	Ron's Contract Pumping Serv.	Field operating expenses	603.00
10/27/2017	47504	Rosemont WTC Denver	General and administrative expenses	8,229.45
10/27/2017	47505	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	530.17
10/27/2017	47506	Union Telephone Company	Field operating expenses	1,183.44

10/27/2017	47507	Winchester Well Service, Inc.	Field operating expenses	21,080.34
10/27/2017	47508	Zavanna, LLC	Joint interest billing payment	12,092.54
10/27/2017	47509	Anne Wilcoxson	Payment of royalties/overrides	199.26
10/27/2017	47510	Belinda R. Ervin	Payment of royalties/overrides	99.64
10/27/2017	47511	Charlene A. Carpenter	Payment of royalties/overrides	170.04
10/27/2017	47512	Corinthian Believer Fellowship	Payment of royalties/overrides	797.06
10/27/2017	47513	Fritz I. Merback	Payment of royalties/overrides	42.19
10/27/2017	47514	Janice Bacon Walker	Payment of royalties/overrides	199.26
10/27/2017	47515	Kfrt	Payment of royalties/overrides	70.85
10/27/2017	47516	Lubnau, LLC	Payment of royalties/overrides	167.38
10/27/2017	47517	M. G. Cook	Payment of royalties/overrides	83.69
10/27/2017	47518	Mark Merback	Payment of royalties/overrides	42.19
10/27/2017	47519	Mullinnix LLC	Payment of royalties/overrides	726.21
10/27/2017	47520	Paula Kay Herzog	Payment of royalties/overrides	99.64
10/27/2017	47521	Ricki Jo Eslinger	Payment of royalties/overrides	42.19
10/27/2017	47522	Wesley R. Clark	Payment of royalties/overrides	199.26
10/27/2017	47523	William C. Eiland	Payment of royalties/overrides	398.53
10/2/2017	ACH	Comcast	General and administrative expenses	141.00
10/2/2017	debit card	CED Inc.	Field operating expenses	275.89
10/3/2017	debit card	CED Inc.	Field operating expenses	65.51
10/3/2017	debit card	Towne Park	General and administrative expenses	242.99
10/10/2017	debit card	UPS	General and administrative expenses	54.21
10/22/2017	ACH	Wyoming Depart of Revenue	Severance Tax	43,587.78
10/11/2017	ACH	PayFlex Systems USA, Inc.	General and administrative expenses	20.71
10/13/2017	debit card	Amazon	Field operating expenses	69.13
10/16/2017	debit card	Amazon	Field operating expenses	219.99
10/17/2017	debit card	CED Inc.	Field operating expenses	213.70
10/18/2017	ACH	PayFlex Systems USA, Inc.	General and administrative expenses	1,800.49
10/18/2017	debit card	Amazon	Field operating expenses	751.98
10/17/2017	debit card	UPS	Field operating expenses	42.12
10/19/2017	debit card	CED Inc.	Field operating expenses	542.83
10/24/2017	ACH	Secretary of State	General and administrative expenses	650.00
10/30/2017	debit card	Sump Pumps Direct	Field operating expenses	990.00
10/30/2017	debit card	ShopCross	Field operating expenses	202.99
10/30/2017	ACH	Comcast	General and administrative expenses	141.00
10/31/2017	wire	Office of Natural Resources	Payment of royalties/overrides	88,447.07
10/20/2017	ACH	Microsoft	General and administrative expenses	125.79
10/31/2017	debit card	UPS	Field operating expenses	7.31
10/24/2017	debit card	Amazon	Field operating expenses	69.13
10/26/2017	debit card	Start Meeting	General and administrative expenses	38.33
10/6/2017	ACH	CoAdvantage	Payroll 10.6.17	112,698.45
10/20/2017	ACH	CoAdvantage	Payroll 10.20.17	60,243.35

			Total Cash Disbursements - Operating	$821,525.47	(1)

			Total Cash Disbursements	$821,525.47

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    October 31, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$4,358,203	$10,037,754
Accounts Receivable (from Form 2-E)		1,247,020	1,843,543
Receivable from Officers, Employees, Affiliates		(835,690)	408,716
Inventory		2,255,594	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,785	303,393
	Prepaid expenses and deposits	244,264	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$7,553,176	$15,501,971

Fixed Assets (at cost):
Land		$1,169,102	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,888,308	166,099,098
Total Fixed Assets		168,057,410	167,268,109
Less: Accumulated Depreciation		(123,054,997)	(107,050,551)
Net Fixed Assets		$45,002,413	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$58,032,591	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,101,991	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		235,148	-
Post-petition Taxes Payable (from Form 2-E)		1,004,577	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	398,328	-
	Other accrued liabilities and expenses	1,208,898	-
Total Post Petition Liabilities		3,948,942	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,597,610	11,429,928
Total Pre Petition Liabilities		51,808,091	54,482,954

TOTAL LIABILITIES		$55,757,033	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(24,330,352)	-
TOTAL OWNERS' EQUITY		$2,275,558	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$58,032,591	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    October 1, 2017 to October 31, 2017

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$724,921	$17,370,458
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$724,921	$17,370,458

Cost of Goods Sold	772,945	18,289,539

Gross Profit	$(48,024)	$(919,081)

Operating Expenses:
Officer Compensation	$18,462	$838,925
Selling, General and Administrative	85,059	2,264,828
Rents and Leases	8,229	212,785
Depreciation, Depletion and Amortization	670,696	16,004,448
Other (list):	0	0
	0	0

Total Operating Expenses	$782,446	$19,320,986

Operating Income (Loss)	$(830,470)	$(20,240,067)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	73	4,839
Interest Expense	(49,880)	(1,491,006)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(49,807)	$(1,703,289)

Reorganization Expenses
Legal and Professional Fees	$32,690	$2,305,294
Other Reorganization Expense	9,750	81,702

Total Reorganization Expenses	$42,440	$2,386,996

Net Income (Loss) Before Income Taxes	$(922,717)	$(24,330,352)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(922,717)	$(24,330,352)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    October 1, 2017 to October 31, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	14,186	(14,186)	$ -
Employee FICA taxes withheld	$ -	4,922	(4,922)	$ -
Employer FICA taxes	$ -	4,766	(4,766)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	2,095	(2,095)	$ -
Local
Personal property taxes	$ 825,133	52,915		$ 878,048
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 126,761	43,769	(44,001)	$ 126,529
			Total unpaid post-petition taxes	$ 1,004,577
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2018	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	7/6/2018	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2018	4/1/2018
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2018	4/1/2018
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2018	4/1/2018
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    October 1, 2017 to October 31, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				45,341	45,341
Post-petition receivables	1,121,238	524	477	79,439	1,201,678
Total	1,121,238	524	477	124,780	1,247,020

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	384,325	285,985	5,260	426,421	1,101,991
Other Payables
Total	384,325	285,985	5,260	426,421	1,101,991

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$1,305	($4,718)		$103,071
Counsel for Unsecured
Creditors' Committee			($2,864)		$58,520
Trustee's Counsel
Accountant			($12,750)		$8,875
Creditor Counsel	$190,286	$20,135	($7,160)		$22,827
Creditor Advisors		$11,265			$35,306
Other:					$6,549
Total	$190,286	$32,705	($27,492)		$235,148
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 10/6, 10/20		18,462

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           October 31, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017		$ 1,664,908

TOTAL 2nd Quarter			$ 3,666,507	$ 10,400	47067	July 20, 2017

July	2017		$ 867,559
August	2017		$ 863,547
September	2017		$ 1,102,429

TOTAL 3rd Quarter			$ 2,833,535	$ 9,750	47477	October 20, 2017

October	2017		$ 821,525
November	2017
December	2017

TOTAL 4th Quarter			$ 821,525

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    October 31, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from October 1st through October 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

In October 2017, the Debtor, the secured lenders and Warren Resources agreed to conduct a minimum bid auction for the sale of the joint Atlantic Rim coalbed methane properties in November 2017. In November 2017, the Debtor, the secured lenders and Warren Resources elected to pursue a sales transaction for these assets with one specific party and are currently awaiting a deposit from the prospective buyer. The Debtor will be filing a motion to approve the proposed sale following the receipt of the deposit and the execution of a final purchase and sale agreement.

Rev. 1/15/14